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[LOGO]                               GENERAL
                     FIDELITY ADVISOR GENERATIONS ANNUITYSM
                          APPLICATION/ENROLLMENT CARD
                        $15,000 MINIMUM INITIAL PAYMENT

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 PLAN TYPE  AN OPTION MUST BE SELECTED                                               DEATH BENEFIT OPTION
      This contract is established as a:                                            IF NO OPTION  IS  SELECTED,  THE DEATH  BENEFIT
 [ ]NON-QUALIFIED                                [ ]IRA                                WILL BE THE STANDARD 5 YEAR ANNIVERSARY
 [ ]403(b) TRANSFER Disclosure form required.    [ ]ROTH IRA Custodial Form &        [ ]STANDARD 5-YEAR ANNIVERSARY
 [ ]CRT (Charitable Remainder Trust)                Statement of Understanding       [ ] 1-YEAR ANNIVERSARY  *
      Transmittal form Required                     Required                         [ ] 5%  INTEREST  *
 [ ]401 (a)  (Investment Only)                   [ ]OTHER (See Prospectus)             *  Additional charge, please see prospectus
  Disclosure form required & $100,000 minimum                                           Available to annuitants less than age 85
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CONTRACT OWNER                                                      [ ]CONTINGENT OWNER         [ ]JOINT OWNER
 Last Name or Plan Name                                             Last Name                   Spouse only unless prohibited by law

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 First Name or Plan Name (continued)                       MI       First Name                                                  MI

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Address                                                             Address
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City                     State                           Zip        City                     State                           Zip
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Sex [ ]M [ ]F  Birthdate        /      /                             Sex  [ ] M    [ ] F       Birthdate       /      /
                         -------------------------                                                       --------------------
                            MM     DD    YYYY                                                               MM    DD    YYYY
Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID

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ANNUITANT            Complete only if different from                [ ]CONTINGENT ANNUITANT
Last Name            primary contract owner.                        Last Name
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First Name                                                 MI       First Name                                                  MI
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Address
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City                   State                      Zip
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                                Maximum issue age through age 85
Sex [ ]M [ ]F  Birthdate       /      /                              Sex [ ]M [ ]F              Birthdate       /      /
                         -------------------------                                                       ----------------------
                          MM     DD    YYYY                                                                 MM     DD     YYYY
Soc. Sec. No.                                                      Soc. Sec. No.
------------------------- ----------------------------------------------------------------------------------------------------------
BENEFICIARY                BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF
                           ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED). WHOLE
                           PERCENTAGES ONLY, MUST TOTAL 100%
-------------------------
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

[ ]                                                                         %                                           /    /
[ ]      [ ]                                                                %                                           /    /
[ ]      [ ]                                                                %                                           /    /
[ ]      [ ]                                                                %                                           /    /

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ANNUITY PURCHASE PAYMENTS                           [ ]PAYMENT ENCLOSED      [ ]SALARY REDUCTION    [ ]ROLLOVER
[ ]TRANSFER/1035 (requires transfer form)           [ ]OTHER                   APPLY FOR TAX YEAR _____________,

First Purchase Payment $           ($15,000 MINIMUM INITIAL PAYMENT; $100,000 MINIMUM INITIAL PAYMENT FOR 401(A) CONTRACTS)
submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

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REMARKS
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                    PRODUCT OF NATIONWIDE LIFE INSURANCE CO.
APO-3592-B                                                                       I.VAG-APPOTH-08/98               FD-GEN-AO (12/98)
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PURCHASE PAYMENT ALLOCATION                             A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE
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                             WHOLE PERCENTAGES ONLY,
                                 MUST TOTAL 100%
FIDELITY VARIABLE INSURANCE                                        FIDELITY VARIABLE INSURANCE
PRODUCTS FUND                                                      PRODUCTS FUND III

 ______%  VIP Equity-Income Portfolio:  Service Class              _______%  VIP III Balanced Portfolio:  Service Class

 ______%  VIP Growth Portfolio:  Service Class                     _______%  VIP III Growth & Income Portfolio:  Service Class

 ______%  VIP High Income Portfolio:  Service Class                _______%  VIP III Growth Opportunities Portfolio:

 ______%  VIP Money Market Portfolio:  Initial Class                           Service Class

 ______%  VIP Overseas Portfolio:  Service Class                   _______%  VIP III Mid Cap Portfolio:  Service Class

FIDELITY VARIABLE INSURANCE                                        NATIONWIDE LIFE INSURANCE COMPANY
PRODUCTS FUND II                                                   _______%  Fixed Account

 ______%  VIP II Asset Manager Portfolio: Service Class

 ______%  VIP II Asset Manager: Growth Portfolio:

          Service Class                                            MVA/GUAR. TERM OPTION (GTO)


minimum for each  MVA/GTO option.



 _______ %  VIP II Contrafund Portfolio: Service Class          _______%  3 YEAR       $1,000 minimum
 _______ %  VIP II Index 500 Portfolio:  Initial Class          _______%  5 YEAR       for each  MVA/GTO
 _______ %  VIP II Investment Grade Bond Portfolio:             _______%  7 YEAR       option.
            Initial Class                                       _______% 10 YEAR

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CONTRACT OWNER SIGNATURES
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I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ]Yes [ ]No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

[ ]Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED                                                  DATE
                                      ----------------------------------------------        ----------------------------------------
                                                                      State
CONTRACT OWNER                                                       JOINT OWNER
              -----------------------------------------------------              ---------------------------------------------------
                                      Signature                                                     Signature

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PRODUCER INFORMATION
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[ ]Yes [ ]No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE
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                                                 Signature
       NAME                                                                        PRODUCER SSN
            ----------------------------------------------------------                          ------------------------------------

       BROKER/DEALER                                                            PHONE (              )
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       ADDRESS
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REGULAR MAIL                                                                            EXPRESS MAIL
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     Nationwide Life Insurance Co.                       FIDELITY ADVISORS                Nationwide Life Insurance Co.
     P.O. Box 182610                                       Service Center                 Fidelity Advisor Service Team, 1-05-P1
     Columbus, Ohio  43218-2610                            1-800-573-5775                 One Nationwide Plaza
                                                                                          Columbus, Ohio  43215-2220
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